 Power of Attorney

Know all by these presents, that the undersigned

hereby constitutes and appoints each of Peter S.

Brown, Paul J. Reilly, Ira M. Birns, and Lori

McGregor, signing singly, the undersigned's true

and lawful attorney in fact to:

(1) execute for and on behalf of the undersigned,

in the undersigned's capacity as a director of

Arrow Electronics, Inc. (the Company), Forms 3,

4, and 5 in accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the rules

thereunder;

(2) do and perform any and all acts for and on

behalf of the undersigned which may be necessary

or desirable to complete and execute any such

Form 3, 4, or 5, complete and execute any amendment

or amendments thereto, and timely file such form

with the United States Securities and Exchange

Commission and any stock exchange or similar

authority; and

(3) take any other action of any type whatsoever

in connection with the foregoing which, in the

opinion of such attorney in fact, may be of benefit

to, in the best interest of, or legally required

by, the undersigned, it being understood that the

documents executed by such attorney in fact on

behalf of the undersigned pursuant to this Power

of Attorney shall be in such form and shall contain

such terms and conditions as such attorney in fact

may approve in such attorney in fact's discretion.

The undersigned hereby grants to each such attorney

in fact full power and authority to do and perform

any and every act and thing whatsoever requisite,

necessary, or proper to be done in the exercise of

any of the rights and powers herein granted, as

fully to all intents and purposes as the undersigned

might or could do if personally present, with full

power of substitution or revocation, hereby ratifying

and confirming all that such attorney in fact, or

such attorney in fact's substitute or substitutes,

shall lawfully do or cause to be done by virtue of

this power of attorney and the rights and powers

herein granted.  The undersigned acknowledges that

the foregoing attorneys in fact, in serving in such

capacity at the request of the undersigned, are not

assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force

and effect until the undersigned is no longer

required to file Forms 3, 4, and 5 with respect

to the undersigned's holdings of and transactions

in securities issued by the Company, unless earlier

revoked by the undersigned in a signed writing

delivered to the foregoing attorneys in fact.

IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be executed as of this

16 day of July, 2003.

 /s/

 Signature

 Martha Frances Keeth

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